EXHIBIT A

Fund Services Agreement

between WisdomTree Trust

and WisdomTree Asset Management, Inc

as of May 10, 2017

FUND	INCEPTION DATE
WisdomTree Total Dividend Fund	06/16/2006
WisdomTree High Dividend Fund	06/16/2006
WisdomTree International Equity Fund	06/16/2006
WisdomTree International High Dividend Fund	06/16/2006
WisdomTree Asia-Pacific ex-Japan Fund	06/16/2006
WisdomTree Australia Dividend Fund	06/16/2006
WisdomTree Global High Dividend Fund	06/16/2006
WisdomTree Japan Hedged Equity Fund	06/16/2006
WisdomTree Global ex-US Quality Dividend Growth Fund	06/16/2006
WisdomTree Dividend ex-Financials Fund	06/16/2006
WisdomTree LargeCap Dividend Fund	06/16/2006
WisdomTree MidCap Dividend Fund	06/16/2006
WisdomTree SmallCap Dividend Fund	06/16/2006
WisdomTree Japan SmallCap Dividend Fund	06/16/2006
WisdomTree Europe SmallCap Dividend Fund	06/16/2006
WisdomTree International LargeCap Dividend Fund	06/16/2006
WisdomTree International Dividend ex-Financials Fund	06/16/2006
WisdomTree International MidCap Dividend Fund	06/16/2006
WisdomTree International SmallCap Dividend Fund	06/16/2006
WisdomTree Total Earnings Fund	02/23/2007
WisdomTree Earnings 500 Fund	02/23/2007
WisdomTree MidCap Earnings Fund	02/23/2007
WisdomTree SmallCap Earnings Fund	02/23/2007
WisdomTree LargeCap Value Fund	02/23/2007
WisdomTree Global ex-US Real Estate Fund	06/05/2007
WisdomTree India Earnings Fund	02/22/2008
WisdomTree Emerging Markets High Dividend Fund	07/13/2007
WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/2007
WisdomTree Middle East Dividend Fund	07/16/2008
WisdomTree Europe Hedged Equity Fund	12/31/2009
WisdomTree Emerging Currency Strategy Fund	05/05/2009
WisdomTree Brazilian Real Strategy Fund	05/14/2008
WisdomTree Chinese Yuan Strategy Fund	05/14/2008
WisdomTree Emerging Markets Local Debt Fund	08/05/2010
WisdomTree Managed Futures Strategy Fund	01/05/2011
WisdomTree Asia Local Debt	03/17/2011
WisdomTree Global Real Return 07/14/2011	07/14/2011
WisdomTree Emerging Markets Corporate Bond Fund	03/08/2012

EXHIBIT A

Fund Services Agreement

between WisdomTree Trust

and WisdomTree Asset Management, Inc

as of May 10, 2017

FUND	INCEPTION DATE
WisdomTree China ex-State-Owned Enterprises Fund	09/19/2012
WisdomTree Strategic Corporate Bond Fund	01/31/2013
WisdomTree U.S. Quality Dividend Growth Fund	05/22/2013
WisdomTree United Kingdom Hedged Equity Fund	0628/2013
WisdomTree Japan Hedged SmallCap Equity Fund	06/28/2013
WisdomTree U.S. SmallCap Quality Dividend Growth Fund	0725/2013
WisdomTree Emerging Markets Quality Dividend Growth Fund	08/01/2013
WisdomTree Emerging Markets Consumer Growth Fund	09/27/2013
WisdomTree Germany Hedged Equity Fund	10/17/2013
WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/18/2013
WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund	12/18/2013
WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund	12/18/2013
WisdomTree Interest Rate Hedged Yield Bond Fund	12/18/2013
WisdomTree Negative Duration High Yield Bond Fund	12/18/2013
WisdomTree Bloomberg Floating Rate Treasury Fund	02/04/2014
WisdomTree Japan Hedged Real Estate Fund	04/08/2014
WisdomTree Japan Hedged Financials Fund	04/08/2014
WisdomTree Japan Hedged Capital Goods Fund	04/08/2014
WisdomTree Japan Hedged Health Care Fund	04/08/2014
WisdomTree Europe Quality Dividend Growth Fund	05/07/2014
WisdomTree International Hedged Quality Dividend Growth Fund	05/07/2014
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	12/10/2014
WisdomTree Europe Hedged SmallCap Equity Fund	03/04/2015
WisdomTree Japan Hedged Quality Dividend Growth Fund	04/09/2015
WisdomTree Western Asset Unconstrained Bond Fund	06/11/2015
WisdomTree Global ex-U.S. Hedged Dividend Fund	06/04/2015
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	02/24/2016
WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund	07/09/2015
WisdomTree U.S. Domestic Economy Fund	07/21/2015
WisdomTree U.S. Export and Multinational Fund	07/21/2015
WisdomTree Strong Dollar Emerging Markets Equity Fund	10/29/2015
WisdomTree Europe Domestic Economy Fund	10/29/2015
WisdomTree Global ex-U.S. Hedged Real Estate Fund	10/29/2015
WisdomTree Global SmallCap Dividend Fund	11/12/2015
WisdomTree Global Hedged SmallCap Dividend Fund	11/19/2015
WisdomTree Dynamic Long/Short U.S. Equity Fund	12/23/2015
WisdomTree Dynamic Bearish U.S. Equity Fund	12/23/2015
WisdomTree Dynamic Currency Hedged International Equity Fund	1/07/2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	1/07/2016
WisdomTree Dynamic Currency Hedged Europe Equity Fund	1/07/2016
WisdomTree Dynamic Currency Hedged Japan Equity Fund	1/07/2016
WisdomTree International Quality Dividend Growth Fund	4/07/2016
WisdomTree Emerging Markets Dividend Fund	4/07/2016
WisdomTree Global ex-Mexico Equity Fund	02/10/2017
WisdomTree Fundamental U.S. Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund	4/27/2016

FUND	INCEPTION DATE
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund	4/27/2016
WisdomTree Fundamental U.S. BBB Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term BBB Corporate Bond Fund
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	11/03/2016
WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree Trust	WisdomTree Asset Management, Inc.

/s/ Jonathan Steinberg	/s/ Gregory Barton
Signature	Signature

Jonathan Steinberg	Gregory Barton
President	Chief Operating Officer